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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                         Date of Report: August 17, 2001


                         THE MCGRAW-HILL COMPANIES, INC.

             (Exact Name of Registrant as specified in its charter)


 New York                           1-1023                 13-1026995
 --------                           ------                 ----------
(State or other                     (Commission            (IRS Employer
jurisdiction of                     File No.)              Identification No.)
incorporation or
organization)



              1221 Avenue of the Americas, New York, New York 10020
              -----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (212) 512-2564
                                 --------------
              (Registrant's telephone number, including area code)


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         Item 5.      Other Events

         On August 14, 2001, the Registrant entered into a $750,000,000 364-Day Credit Agreement, dated as of August 14, 2001, among the Registrant, the lenders listed therein, and The Chase Manhattan Bank, as administrative agent. This Credit Agreement replaces the prior $625 million 364-Day Credit Agreement dated as of August 15, 2000, which prior credit agreement was terminated as of August 14, 2001.

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         Item 7.      Exhibits

         (10) 364-Day Credit Agreement dated as of August 14, 2001 among the Registrant, the lenders listed therein, and The Chase Manhattan Bank, as administrative agent.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THE MCGRAW-HILL COMPANIES, INC.

                                      By: ______________________________
                                          Kenneth M. Vittor
                                          Executive Vice President and
                                          General Counsel



Date: August 17, 2001